Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2009

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda

Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, developments in the world’s financial and capital markets that could adversely affect the performance of Endurance’s investment portfolio or access to capital, changes in the composition of Endurance’s investment portfolio, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2008.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2008, December 31, 2007 and December 31, 2006, which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•

Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•

GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED MARCH 31,		Previous Quarter Change

		2009	2008

HIGHLIGHTS	Net income	$78,297	$77,811	0.6%
	Net income available to common and participating common shareholders	74,422	73,936	0.7%
	Net income allocated to common shareholders [a]	73,037	72,632	0.6%
	Operating income [b]	88,196	89,527	(1.5)%
	Operating income available to common and participating common shareholders [b]	84,321	85,652	(1.6)%
	Operating income allocated to common shareholders [b]	82,753	84,145	(1.7)%
	Operating cash flow	128,329	142,738	(10.1)%
	Gross premiums written	783,306	868,591	(9.8)%
	Net premiums earned	378,275	372,043	1.7%
	Total assets	7,797,419	7,846,216	(0.6)%
	Total shareholders’ equity	2,253,540	2,538,174	(11.2)%

PER SHARE	Basic earnings per common share [a]
AND SHARES DATA	Net income (as reported)	$1.30	$1.23	5.7%
	Operating income (as reported) [b]	$1.47	$1.43	2.8%
	Diluted earnings per common share [a]
	Net income (as reported)	$1.24	$1.13	9.7%
	Operating income (as reported) [b]	$1.40	$1.31	6.9%
As Reported	Weighted average common shares outstanding	56,302	58,823	(4.3)%
	Weighted average common shares outstanding and dilutive potential common shares	59,007	64,174	(8.1)%

Book Value Per	Book value [c]	$36.47	$39.83	(8.4)%
Common Share	Diluted book value (treasury stock method) [c]	$34.34	$36.00	(4.6)%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income [d]	3.7%	3.2%	0.5
	ROAE, operating income [b] [d]	4.2%	3.7%	0.5
	Return on beg. common equity (ROBE), net income [a]	3.7%	3.2%	0.5
	ROBE, operating income [b]	4.2%	3.7%	0.5

	Annualized ROAE, net income [d]	14.7%	12.7%	2.0
	Annualized ROAE, operating income [b] [d]	16.6%	14.7%	1.9
	Annualized ROBE, net income	14.8%	12.8%	2.0
	Annualized ROBE, operating income [b]	16.8%	14.8%	2.0
	Annualized investment yield	4.0%	3.4%	0.6

	Loss ratio	58.2%	50.9%	7.3
GAAP	Acquisition expense ratio	18.1%	20.0%	(1.9)
	General and administrative expense ratio	15.9%	13.5%	2.4

	Combined ratio	92.2%	84.4%	7.8
STAT	Acquisition expense ratio	11.2%	12.9%	(1.7)
	General and administrative expense ratio	10.6%	7.7%	2.9

	Combined ratio	80.0%	71.5%	8.5

[a]

Weighted average basic and dilutive common shares outstanding and basic and diluted earnings (losses) per common share have been calculated based on the Two-Class Method for current and prior quarters as required by EITF 03-6-1, “Participating securities and the Two-Class Method,” which was effective January 1, 2009. All prior period per share amounts have been restated when participating securities were deemed to be outstanding. See pages 25 and 26.

[b]

Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see pages 27 for a reconciliation to net income.

[c]	For detailed calculations please refer to page 29.

[d]

Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

1

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME (LOSS) - QUARTERLY

	QUARTER ENDED

	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	MAR. 31, 2007

UNDERWRITING REVENUES
Gross premiums written	$783,306	$235,622	$624,144	$518,063	$868,591	$573,291
Premiums ceded	(200,391)	(55,527)	(130,121)	(48,678)	(227,804)	(39,626)

Net premiums written	$582,915	$180,095	$494,023	$469,385	$640,787	$533,665
Change in unearned premiums	(204,640)	251,633	15,606	(16,300)	(268,744)	(156,620)

Net premiums earned	$378,275	$431,728	$509,629	$453,085	$372,043	$377,045
Other underwriting income (loss)	3,597	(2,454)	(2,712)	1,933	(740)	(5,936)

Total underwriting revenues	$381,872	$429,274	$506,917	$455,018	$371,303	$371,109

UNDERWRITING EXPENSES
Losses and loss expenses	$220,136	$225,103	$445,501	$275,325	$189,502	$210,594
Acquisition expenses	68,274	79,306	70,598	75,636	74,374	67,530
General and administrative expenses	60,257	56,059	57,771	52,493	50,044	48,829

Total underwriting expenses	$348,667	$360,468	$573,870	$403,454	$313,920	$326,953

Underwriting income (loss)	$33,205	$68,806	($66,953)	$51,564	$57,383	$44,156

OTHER OPERATING REVENUE
Net investment income (loss)	$64,550	($4,594)	$27,410	$60,482	$46,878	$74,813
Interest expense	(7,555)	(7,568)	(7,535)	(7,534)	(7,534)	(7,529)
Amortization of intangibles	(2,588)	(2,762)	(2,588)	(2,637)	(2,688)	(1,127)

Total other operating revenue	$54,407	($14,924)	$17,287	$50,311	$36,656	$66,157

INCOME (LOSS) BEFORE OTHER ITEMS	$87,612	$53,882	($49,666)	$101,875	$94,039	$110,313
OTHER
Net foreign exchange gains (loss)	$62	($40,741)	($15,477)	$5,621	($3,107)	($2,613)
Net realized losses on investments	(8,885)	(11,800)	(30,069)	(4,013)	(11,484)	(2,084)
Income tax (expense) benefit	(492)	15,523	(4,180)	(145)	(1,637)	(3,781)

NET INCOME (LOSS)	$78,297	$16,864	($99,392)	$103,338	$77,811	$101,835
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICPATING COMMON SHAREHOLDERS	$74,422	$12,989	($103,267)	$99,463	$73,936	$97,960

KEY RATIOS/PER SHARE DATA
Loss ratio	58.2%	52.1%	87.4%	60.7%	50.9%	55.9%
Acquisition expense ratio	18.1%	18.4%	13.8%	16.7%	20.0%	17.9%
General and administrative expense ratio	15.9%	13.0%	11.4%	11.6%	13.5%	12.9%

Combined ratio	92.2%	83.5%	112.6%	89.0%	84.4%	86.7%

Basic earnings (losses) per common share [a]	$1.30	$0.23	($1.76)	$1.66	$1.23	$1.47
Diluted earnings (losses) per common share [a]	$1.24	$0.22	($1.76)	$1.54	$1.13	$1.36

ROAE, net income (loss) [b]	3.7%	0.6%	(4.7)%	4.3%	3.2%	4.6%

[a]

Weighted average basic and dilutive common shares outstanding and basic and diluted earnings (losses) per common share have been calculated based on the Two-Class Method for current and prior quarters as required by EITF 03-6-1, “Participating securities and the Two-Class Method,” which was effective January 1, 2009. All prior period per share amounts have been restated when participating securities were deemed to be outstanding. See pages 25 and 26.

[b]

Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

2

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME - PRIOR YEARS

	YEAR ENDED

	DEC. 31, 2008	DEC. 31, 2007	DEC. 31, 2006

UNDERWRITING REVENUES
Gross premiums written	$2,246,420	$1,781,115	$1,789,642
Premiums ceded	(462,130)	(206,140)	(204,078)

Net premiums written	$1,784,290	$1,574,975	$1,585,564
Change in unearned premiums	(17,805)	19,825	53,010

Net premiums earned	$1,766,485	$1,594,800	$1,638,574
Other underwriting (loss) income	(3,973)	1,602	1,390

Total underwriting revenues	$1,762,512	$1,596,402	$1,639,964

UNDERWRITING EXPENSES
Losses and loss expenses	$1,135,431	$749,081	$827,630
Acquisition expenses	299,913	307,576	317,489
General and administrative expenses	216,365	217,269	190,373

Total underwriting expenses	$1,651,709	$1,273,926	$1,335,492

Underwriting income	$110,803	$322,476	$304,472

OTHER OPERATING REVENUE
Net investment income	$130,176	$281,276	$257,449
Interest expense	(30,171)	(30,125)	(30,041)
Amortization of intangibles	(10,675)	(5,286)	(4,600)

Total other operating revenue	$89,330	$245,865	$222,808

INCOME BEFORE OTHER ITEMS	$200,133	$568,341	$527,280
OTHER
Net foreign exchange (losses) gains	($53,704)	($7,970)	$21,021
Net realized losses on investments	(57,366)	(18,302)	(20,342)
Income tax benefit (expense)	9,561	(20,962)	(29,833)

NET INCOME	$98,624	$521,107	$498,126
Preferred dividends	(15,500)	(15,500)	(15,500)

NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$83,124	$505,607	$482,626

KEY RATIOS/PER SHARE DATA
Loss ratio	64.3%	47.0%	50.5%
Acquisition expense ratio	17.0%	19.3%	19.4%
General and administrative expense ratio	12.2%	13.6%	11.6%

Combined ratio	93.5%	79.9%	81.5%

Basic earnings per common share [a]	$1.41	$7.76	$7.26
Diluted earnings per common share [a]	$1.31	$7.13	$6.73

ROAE, net income [b]	3.8%	22.9%	25.6%

[a]

Weighted average basic and dilutive common shares outstanding and basic and diluted earnings (losses) per common share have been calculated based on the Two-Class Method for current and prior quarters as required by EITF 03-6-1, “Participating securities and the Two-Class Method,” which was effective January 1, 2009. All prior period per share amounts have been restated when participating securities were deemed to be outstanding. See pages 25 and 26.

[b]

Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

3

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	DEC. 31, 2007

ASSETS
Cash and cash equivalents	$893,022	$1,061,994	$514,875	$656,158	$549,692	$567,825
Fixed maturity investments available for sale, at fair value	4,125,770	3,875,137	4,359,085	4,556,575	4,663,097	4,589,054
Short term investments available for sale, at fair value	140,175	111,333	136,624	—	—	12,646
Preferred equity securities available for sale, at fair value	16,770	25,360	39,731	48,078	47,370	58,536
Other investments	285,853	284,263	338,151	366,886	369,347	358,128
Premiums receivable, net	1,017,619	609,387	1,130,184	1,101,610	1,088,998	723,832
Deferred acquisition costs	157,670	160,870	202,912	194,390	184,646	168,968
Securities lending collateral	120,321	112,940	134,256	153,062	241,343	173,041
Prepaid reinsurance premiums	282,981	149,591	205,284	205,454	268,442	122,594
Losses recoverable	345,978	557,834	251,375	240,354	120,966	187,354
Accrued investment income	24,509	30,872	32,893	37,930	33,650	38,543
Goodwill and intangible assets	198,447	200,791	202,682	205,635	208,202	206,632
Deferred tax assets	32,685	20,691	31,978	14,788	17,702	—
Receivable on pending investment sales	97,072	3,104	196,481	2,070	2,131	3,209
Other assets	58,547	68,303	63,002	73,667	50,630	60,791

TOTAL ASSETS	$7,797,419	$7,272,470	$7,839,513	$7,856,657	$7,846,216	$7,271,153

LIABILITIES
Reserve for losses and loss expenses	$3,154,374	$3,235,456	$3,278,934	$3,080,274	$2,928,427	$2,892,224
Reserve for unearned premiums	1,222,792	885,488	1,201,292	1,222,830	1,269,318	855,085
Deposit liabilities	54,712	58,622	85,701	89,718	105,115	108,943
Reinsurance balances payable	347,494	233,561	290,916	243,202	194,524	162,899
Securities lending payable	122,800	115,603	135,853	153,062	241,343	173,041
Debt	447,370	447,468	447,413	448,793	448,978	448,753
Payable on pending investment purchases	113,007	9	44,621	3,902	704	426
Deferred tax liability	—	—	—	—	—	922
Other liabilities	81,330	88,980	86,066	80,981	119,633	116,601

TOTAL LIABILITIES	$5,543,879	$5,065,187	$5,570,796	$5,322,762	$5,308,042	$4,758,894

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000
Common shares	57,473	57,203	57,657	59,642	60,098	60,364
Additional paid-in capital	1,022,773	1,029,363	1,042,511	1,107,219	1,127,594	1,165,300
Accumulated other comprehensive (loss) income	(140,139)	(132,665)	(86,146)	(5,282)	62,705	57,725
Retained earnings	1,305,433	1,245,382	1,246,695	1,364,316	1,279,777	1,220,870

TOTAL SHAREHOLDERS’ EQUITY	$2,253,540	$2,207,283	$2,268,717	$2,533,895	$2,538,174	$2,512,259

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$7,797,419	$7,272,470	$7,839,513	$7,856,657	$7,846,216	$7,271,153

Book value per common share	$36.47	$35.76	$36.55	$39.97	$39.83	$38.94
Diluted book value per common share (treasury stock method)	$34.34	$33.06	$33.68	$36.72	$36.00	$35.05

RATIOS
Debt-to-capital	16.6%	16.9%	16.5%	15.0%	15.0%	15.2%

4

ENDURANCE SPECIALTY HOLDINGS LTD.

Annual Operating Income Profile

as of January 1, 2009

The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios. Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures. The operating income depicted includes net premiums earned plus net investment income, less acquisition expenses and G&A expenses. The operating income depicted excludes the effects of income tax (expenses) benefits, amortization of intangibles and interest expense. Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios. Losses included above are net of reinsurance. Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our shareholders’ equity.

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008.

5

ENDURANCE SPECIALTY HOLDINGS LTD.
Annual Operating Income Profile Comparison

				Change from Jan. 1, 2008 - Dec. 31, 2008 to Jan. 1, 2009 - Dec. 31, 2009		Change from July 1, 2008 - Jun. 30, 2009 to Jan. 1, 2009 - Dec. 31, 2009

(in millions)	Jan. 1, 2008 - Dec. 31, 2008	July 1, 2008 - June 30, 2009	Jan. 1, 2009 - Dec. 31, 2009	$ Change	$ Change	$ Change	$ Change

Median Result	$481	$380	$370	($111)	(23.1%)	($10)	(2.6%)
Average Result	421	330	320	(101)	(24.0%)	($10)	(3.0%)

1 in 10 year annual gain (loss)	34	61	19	(15)	(44.1%)	($42)	(68.9%)
1 in 25 year annual loss	(121)	(209)	(179)	(58)	47.9%	$30	(14.4%)
1 in 50 year annual loss	(248)	(330)	(345)	(97)	39.1%	($15)	4.5%
1 in 100 year annual loss	(438)	(487)	(499)	(61)	13.9%	($12)	2.5%
1 in 250 year annual loss	(659)	(729)	(778)	(119)	18.1%	($49)	6.7%
1 in 500 year annual loss	(775)	(882)	(930)	(155)	20.0%	($48)	5.4%

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008.

6

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION
FOR THE THREE MONTHS ENDED MARCH 31, 2009

Gross Premiums Written = $786 million [a]

Source of Business	Business Segments

Broker Distribution - Insurance	Broker Distribution - Reinsurance

[a]	Prior to deposit accounting adjustments.

[b]	Other specialty includes the agriculture line in the Insurance segment and agriculture, marine, aerospace and surety and other specialty in the Reinsurance segment.

7

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED MARCH 31, 2009

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

UNDERWRITING REVENUES
Gross premiums written	$522,214	$263,378	$785,592	($2,286)	$783,306

Net premiums written	$322,430	$262,771	$585,201	($2,286)	$582,915

Net premiums earned	$180,674	$198,475	$379,149	($874)	$378,275
Other underwriting income	2,959	—	2,959	638	3,597

Total underwriting revenues	$183,633	$198,475	$382,108	($236)	$381,872

UNDERWRITING EXPENSES
Losses and loss expenses	$98,804	$121,422	$220,226	($90)	$220,136
Acquisition expenses	24,841	42,940	67,781	493	68,274
General and administrative expenses	29,759	30,498	60,257	—	60,257

Total expenses	$153,404	$194,860	$348,264	$403	$348,667

UNDERWRITING INCOME (LOSS)	$30,229	$3,615	$33,844	($639)	$33,205

GAAP RATIOS
Loss ratio	54.7%	61.2%	58.1%		58.2%
Acquisition expense ratio	13.7%	21.6%	17.9%		18.1%
General and administrative expense ratio	16.5%	15.4%	15.9%		15.9%

Combined ratio	84.9%	98.2%	91.9%		92.2%

STATUTORY RATIOS
Loss ratio	54.7%	61.2%	58.1%		58.2%
Acquisition expense ratio	5.7%	17.9%	11.2%		11.2%
General and administrative expense ratio	9.6%	11.6%	10.5%		10.6%

Combined ratio	70.0%	90.7%	79.8%		80.0%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

8

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL RATIOS
FOR THE QUARTER ENDED MARCH 31, 2009

	Insurance	Reinsurance	Total Company Sub-total	Reported Totals [a]

AS REPORTED

GAAP RATIOS
Loss ratio	54.7%	61.2%	58.1%	58.2%
Acquisition expense ratio	13.7%	21.6%	17.9%	18.1%
General and administrative expense ratio	16.5%	15.4%	15.9%	15.9%

Combined ratio	84.9%	98.2%	91.9%	92.2%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

GAAP RATIOS
Loss ratio	20.4%	1.5%	10.5%	10.4%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT

GAAP RATIOS
Loss ratio	75.1%	62.7%	68.6%	68.6%
Acquisition expense ratio	13.7%	21.6%	17.9%	18.1%
General and administrative expense ratio	16.5%	15.4%	15.9%	15.9%

Combined ratio	105.3%	99.7%	102.4%	102.6%

[a]

The difference between “Total Company Sub-total” and “Reported Totals” represents deposit accounted contracts that are excluded for internal management reporting purposes. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s loss ratio by segment to the Company’s financial statement presentation.

9

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED

	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	MAR. 31, 2007

UNDERWRITING REVENUES
Gross premiums written	$522,214	$196,323	$372,936	$271,973	$585,134	$147,033

Net premiums written	$322,430	$141,466	$248,601	$234,390	$356,141	$108,089

Net premiums earned	$180,674	$236,726	$270,298	$245,383	$167,982	$110,324
Other underwriting income	2,959	—	—	—	—	—

Total underwriting revenues	$183,633	$236,726	$270,298	$245,383	$167,982	$110,324

UNDERWRITING EXPENSES
Losses and loss expenses	$98,804	$168,137	$194,477	$188,171	$130,950	$63,529
Acquisition expenses	24,841	27,601	24,065	29,000	23,117	13,826
General and administrative expenses	29,759	25,904	31,675	25,071	20,561	22,217

Total expenses	$153,404	$221,642	$250,217	$242,242	$174,628	$99,572

UNDERWRITING INCOME (LOSS)	$30,229	$15,084	$20,081	$3,141	($6,646)	$10,752

GAAP RATIOS
Loss ratio	54.7%	71.0%	71.9%	76.7%	78.0%	57.6%
Acquisition expense ratio	13.7%	11.7%	8.9%	11.8%	13.8%	12.5%
General and administrative expense ratio	16.5%	10.9%	11.8%	10.2%	12.2%	20.2%

Combined ratio	84.9%	93.6%	92.6%	98.7%	104.0%	90.3%

STATUTORY RATIOS
Loss ratio	54.7%	71.0%	71.9%	76.7%	78.0%	57.6%
Acquisition expense ratio	5.7%	16.0%	8.8%	13.8%	7.7%	19.2%
General and administrative expense ratio	9.6%	22.8%	12.5%	13.4%	5.5%	23.9%

Combined ratio	70.0%	109.8%	93.2%	103.9%	91.2%	100.7%

10

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED

	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	MAR. 31, 2007

UNDERWRITING REVENUES
Gross premiums written	$263,378	$42,053	$251,228	$246,386	$285,478	$429,473

Net premiums written	$262,771	$41,383	$245,442	$235,291	$286,667	$428,791

Net premiums earned	$198,475	$198,361	$240,975	$210,001	$205,735	$291,396

UNDERWRITING EXPENSES
Losses and loss expenses	$121,422	$53,962	$257,512	$86,737	$61,202	$169,699
Acquisition expenses	42,940	61,728	44,528	47,499	51,157	61,417
General and administrative expenses	30,498	30,155	26,094	27,422	29,483	26,612

Total expenses	$194,860	$145,845	$328,134	$161,658	$141,842	$257,728

UNDERWRITING INCOME (LOSS)	$3,615	$52,516	($87,159)	$48,343	$63,893	$33,668

GAAP RATIOS
Loss ratio	61.2%	27.2%	106.9%	41.3%	29.7%	58.2%
Acquisition expense ratio	21.6%	31.1%	18.5%	22.6%	24.9%	21.1%
General and administrative expense ratio	15.4%	15.2%	10.8%	13.1%	14.3%	9.1%

Combined ratio	98.2%	73.5%	136.2%	77.0%	68.9%	88.4%

STATUTORY RATIOS
Loss ratio	61.2%	27.2%	106.9%	41.3%	29.7%	58.2%
Acquisition expense ratio	17.9%	62.0%	22.7%	22.6%	19.4%	15.4%
General and administrative expense ratio	11.6%	72.9%	10.6%	11.7%	10.3%	6.2%

Combined ratio	90.7%	162.1%	140.2%	75.6%	59.4%	79.8%

Note:

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. For the impact of deposit accounting on segment results, refer to page 14.

11

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED

	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	MAR. 31, 2007

INSURANCE SEGMENT
Property	$27,751	$40,291	$35,574	$52,360	$31,183	$27,042
Casualty	30,624	27,810	29,196	38,737	25,124	26,796
Healthcare liability	19,713	10,704	28,010	25,485	16,492	18,790
Workers’ compensation	30,579	37,752	41,709	69,888	83,480	61,633
Agriculture	378,410	30,126	195,852	50,921	413,419	—
Professional lines	35,137	49,640	42,595	34,582	15,436	12,772

TOTAL INSURANCE	$522,214	$196,323	$372,936	$271,973	$585,134	$147,033

REINSURANCE SEGMENT
Casualty	$75,494	$3,018	$53,890	$36,244	$69,301	$91,936
Property	36,879	11,635	113,080	34,886	36,248	36,701
Catastrophe	109,448	13,986	65,825	130,217	105,234	140,499
Agriculture	4,859	1,298	3,452	5,822	10,911	93,061
Aerospace and Marine	12,312	10,734	9,814	24,250	36,536	39,560
Surety and other specialty	24,386	1,382	5,167	14,967	27,248	27,716

TOTAL REINSURANCE	$263,378	$42,053	$251,228	$246,386	$285,478	$429,473

TOTAL COMPANY SUBTOTAL	$785,592	$238,376	$624,164	$518,359	$870,612	$576,506
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(2,286)	(2,754)	(20)	(296)	(2,021)	(3,215)

REPORTED TOTALS	$783,306	$235,622	$624,144	$518,063	$868,591	$573,291

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

12

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED

	MAR. 31, 2009	DEC. 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008	MAR. 31, 2007

INSURANCE SEGMENT
Property	$17,487	$25,467	$20,901	$36,641	$15,003	$6,127
Casualty	17,880	18,403	18,141	34,953	15,113	17,761
Healthcare liability	17,209	10,704	27,636	25,169	16,492	18,790
Workers’ compensation	16,929	38,776	37,685	63,482	75,906	54,810
Agriculture	223,303	4,947	109,159	44,193	222,400	—
Professional lines	29,622	43,169	35,079	29,952	11,227	10,601

TOTAL INSURANCE	$322,430	$141,466	$248,601	$234,390	$356,141	$108,089

REINSURANCE SEGMENT
Casualty	$75,270	$2,824	$53,889	$36,273	$70,503	$91,921
Property	36,879	11,634	113,080	34,886	36,220	36,527
Catastrophe	109,448	13,986	60,699	122,231	105,156	140,183
Agriculture	4,859	1,144	3,769	5,187	10,911	93,061
Aerospace and Marine	12,217	10,422	8,838	21,916	36,626	39,391
Surety and other specialty	24,098	1,373	5,167	14,798	27,251	27,708

TOTAL REINSURANCE	$262,771	$41,383	$245,442	$235,291	$286,667	$428,791

TOTAL COMPANY SUBTOTAL	$585,201	$182,849	$494,043	$469,681	$642,808	$536,880
DEPOSIT ACCOUNTING ADJUSTMENT [a]	(2,286)	(2,754)	(20)	(296)	(2,021)	(3,215)

REPORTED TOTALS	$582,915	$180,095	$494,023	$469,385	$640,787	$533,665

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

13

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE QUARTER ENDED MAR. 31, 2009

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments

	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company

UNDERWRITING REVENUES
Gross premiums written	$522,214	$261,092	$783,306	$522,214	$263,378	$785,592

Net premiums written	$322,430	$260,485	$582,915	$322,430	$262,771	$585,201

Net premiums earned	$180,674	$197,601	$378,275	$180,674	$198,475	$379,149
Other underwriting income	2,959	638	3,597	2,959	—	2,959

Total underwriting revenues	$183,633	$198,239	$381,872	$183,633	$198,475	$382,108

UNDERWRITING EXPENSES
Losses and loss expenses	$98,804	$121,332	$220,136	$98,804	$121,422	$220,226
Acquisition expenses	24,841	43,433	68,274	24,841	42,940	67,781
General and administrative expenses	29,759	30,498	60,257	29,759	30,498	60,257

Total expenses	$153,404	$195,263	$348,667	$153,404	$194,860	$348,264

UNDERWRITING INCOME	$30,229	$2,976	$33,205	$30,229	$3,615	$33,844

GAAP RATIOS
Loss ratio	54.7%	61.4%	58.2%	54.7%	61.2%	58.1%
Acquisition expense ratio	13.7%	22.0%	18.1%	13.7%	21.6%	17.9%
General and administrative expense ratio	16.5%	15.4%	15.9%	16.5%	15.4%	15.9%

Combined ratio	84.9%	98.8%	92.2%	84.9%	98.2%	91.9%

14

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

	FOR THE THREE MONTHS ENDED MAR. 31, 2009

Average common equity [a]	$2,030,412

Net premiums earned	$378,275
Combined ratio	92.2%
Operating margin	7.8%
Premium leverage	0.19	x

Implied ROAE from underwriting activity	1.5%

Average cash and invested assets at amortized cost	$5,539,981
Investment leverage	2.73	x
Year to date investment income yield, pretax	1.2%

Implied ROAE from investment activity	3.3%

Financing Costs [b]	(0.6)%

Implied Pre-tax Operating ROAE, for period [c]	4.2%

[a]

Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[b]	Financing costs include interest expense and preferred dividends.

[c]

Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activites and the tax-effected impact of amortization expense.

15

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED OPERATING & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,

	MAR. 31, 2009		DEC. 31, 2008		SEPT. 30, 2008		JUNE 30, 2008		2008		2007

Average common equity [a]	$2,030,412		$2,038,000		$2,201,306		$2,336,035		$2,159,771		$2,205,067

Net premiums earned	$378,275		$431,728		$509,629		$453,085		$1,766,485		$1,594,800

Operating leverage	0.19	x	0.21	x	0.23	x	0.19	x	0.82	x	0.72	x

Annualized operating leverage	0.76	x	0.85	x	0.92	x	0.78	x	0.82	x	0.72	x

Average cash and invested assets at amortized cost	$5,539,981		$5,570,796		$5,604,765		$5,593,901		$5,539,981		$5,559,204

Investment leverage	2.73	x	2.73	x	2.55	x	2.39	x	2.57	x	2.52	x

[a] Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

16

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF MARCH 31, 2009

Type of Investment	Fair Value	Percentage

Cash and equivalents [a]	$877,087	16.1%
Short term investments	140,175	2.6%
U.S. government and government agencies notes	721,614	13.3%
Government and agency guaranteed corporates	568,222	10.5%
U.S. government agency mortgage-backed securities	1,090,490	20.0%
U.S. government agency commercial mortgage-backed securities	33,458	0.6%
Municipals	101,595	1.9%
Foreign government	198,644	3.6%
Corporate securities	348,381	6.4%
Non-agency mortgage-backed securities	325,612	6.0%
Non-agency commercial mortgage-backed securities	512,786	9.4%
Asset-backed securities	224,968	4.1%
Preferred equity securities	16,770	0.3%
Other investments [b]	285,853	5.2%

Total	$5,445,655	100.0%

Ratings [e]	Fair Value	Percentage

U.S. government and government agencies notes	$721,614	15.8%
AAA/Aaa	3,019,790	66.1%
AA/Aa	166,549	3.6%
A/A	234,242	5.1%
BBB	26,427	0.6%
Below BBB	112,888	2.5%
Not Rated	1,205	—
Other investments [b]	285,853	6.3%

Total	$4,568,568	100.0%

Performance	Mar. 31, 2009

Yield [c]	4.6%
Duration [d]	2.06

Investment Income	Quarter Ended Mar. 31, 2009	Quarter Ended Dec. 31, 2008	Quarter Ended Sept. 30, 2008	Quarter Ended June 30, 2008

Cash and fixed income securities	$54,095	$57,556	$60,199	$61,001
Other Investments	10,455	(62,150)	(32,789)	(519)

Total net investment income (loss)	$64,550	($4,594)	$27,410	$60,482

Note:	[a]	Cash and equivalents are shown net of investments pending settlement.

	[b]	Other investments includes investments in alternative and high yield bank loan funds.

	[c]	Annualized earned yield excludes realized and unrealized gains and losses on fixed maturity investments.

	[d]	Duration excludes other investments and operating cash.

	[e]	Excludes cash and equivalents.

17

ENDURANCE SPECIALTY HOLDINGS LTD.
STRUCTURED SECURITIES DETAIL
AS OF MARCH 31, 2009

Securitized (RMBS, CMBS, ABS and CDO) securities ratings	Fair Value	Percentage	Percentage of Investment Portfolio

U.S. Government and agencies	$1,123,948	51.4%	20.6%
AAA/Aaa	941,400	43.0%	17.3%
AA/Aa	19,656	0.9%	0.4%
A/A	13,263	0.6%	0.2%
BBB	21,296	1.0%	0.4%
Below BBB	67,286	3.1%	1.2%
Not Rated	465	—	—

Total	$2,187,314	100.0%	40.1%

Structured securities sectors (RMBS, CMBS, ABS and CDO)	Fair Value	Percentage	Percentage of Investment Portfolio

Commercial
Agency	$33,458	1.5%	0.6%
Non Agency	528,825	24.1%	9.7%
Residential
Agency	1,090,490	49.9%	20.0%
Non Agency	325,400	14.9%	6.0%
Consumer
Non Agency	209,141	9.6%	3.8%

Total	$2,187,314	100.0%	40.1%

Spread Duration 2.77 years

Commercial real estate collateralized debt obligations (CRE CDO’s)	Fair Value	Percentage	Percentage of Investment Portfolio

AAA/Aaa	$352	14.1%	0.0%
AA/Aa	518	20.8%	0.0%
A/A	709	28.4%	0.0%
BBB	375	15.0%	0.0%
Below BBB	542	21.7%	0.0%

Total	$2,496	100.0%	—

Spread Duration 2.81 years

18

ENDURANCE SPECIALTY HOLDINGS LTD.
LARGEST TWENTY-FIVE CORPORATE HOLDINGS
AS OF MARCH 31, 2009

	March 31, 2009

ISSUER (1) (2) (4)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Credit Quality (3)

ORACLE CORPORATION	$17,640	$18,236	$596	A/A
VERIZON COMMUNICATIONS INC.	14,829	14,871	42	A/A
AT&T INC	12,882	13,145	263	A/A
VODAFONE GROUP PLC	12,392	12,477	85	A/A
SIEMENS AG	9,393	9,968	575	AA/Aa
LLOYDS BANKING GROUP PLC	10,962	9,778	(1,184)	A/A
BERKSHIRE HATHAWAY INC.	8,623	8,944	321	A/A
ASTRAZENECA PLC	8,131	8,653	522	AA/Aa
CISCO SYSTEMS INC	8,210	8,517	307	A/A
DEERE & CO	8,038	8,274	236	A/A
PEPSI BOTTLING GROUP INC	7,713	8,219	506	A/A
METLIFE INC	7,482	7,031	(451)	AA/Aa
PEPSICO INC	5,871	6,221	350	AA/Aa
PRUDENTIAL FINANCIAL INC	6,732	6,064	(668)	A/A
CATERPILLAR INC	6,075	5,985	(90)	A/A
HONDA MOTOR CO LTD	5,898	5,703	(195)	A/A
HSBC HOLDINGS PLC	6,781	5,635	(1,146)	AA/Aa
WALT DISNEY COMPANY (THE)	5,316	5,482	166	A/A
CONOCOPHILLIPS	5,149	5,319	170	A/A
TOYOTA MOTOR CORPORATION	5,251	5,284	33	AA/Aa
BROWN-FORMAN CORPORATION	4,999	5,186	187	A/A
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED	4,511	4,905	394	AA/Aa
SNAP-ON INCORPORATED	4,994	4,881	(113)	A/A
UNITED TECHNOLOGIES CORPORATION	4,215	4,428	213	A/A
TOTAL SA	4,180	4,326	146	AA/Aa

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.

(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.

(3)	Represents weighted average credit quality of underlying issues.

(4)	Includes preferred equity securities.

19

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended March 31, 2009

	Gross	Recoveries	Net

Reserve for losses and loss expenses Balance, beginning of period	3,235,456	(557,834)	2,677,622
Incurred related to:
Incurred
Current year	351,397	(91,943)	259,454
Prior years	(58,045)	18,727	(39,318)

Total Incurred	293,352	(73,216)	220,136

Paid related to:
Paid
Current year	(20,504)	3,152	(17,352)
Prior years	(341,310)	281,653	(59,657)

Total Paid	(361,814)	284,805	(77,009)

Foreign currency translation	(12,620)	267	(12,353)

Balance, end of period	$3,154,374	($345,978)	$2,808,396

20

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT FOR THE PERIOD ENDED
MAR. 31, 2009

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years
Quarter ended March 31, 2009	($36,798)	($2,876)	($39,674)	($356)	($39,318)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2008

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years
Quarter ended March 31, 2008	($3,743)	($35,498)	($39,241)	$1,713	($40,954)
Quarter ended June 30, 2008	(25,583)	(33,025)	(58,608)	(2,426)	(56,182)
Quarter ended September 30, 2008	(17,242)	1,849	(15,393)	3,051	(18,444)
Quarter ended December 31, 2008	(24,430)	(21,971)	(46,401)	(5,441)	(40,960)

Year ended December 31, 2008	($70,998)	($88,645)	($159,643)	($3,103)	($156,540)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company

Incurred related to prior years
Quarter ended March 31, 2007	($26,507)	($23,072)	($49,579)	$6,328	($55,907)
Quarter ended June 30, 2007	(18,725)	(8,441)	(27,166)	423	(27,589)
Quarter ended Sept. 30, 2007	(25,101)	(8,112)	(33,213)	4,277	(37,490)
Quarter ended Dec. 31, 2007	(10,080)	(34,783)	(44,863)	(6,462)	(38,401)

Year ended December 31, 2007	($80,413)	($74,408)	($154,821)	$4,566	($159,387)

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

21

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY DEVELOPMENT TAIL

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED DEC. 31, 2008

	MAR 31, 2009	DEC 31, 2008	SEPT. 30, 2008	JUNE 30, 2008	MAR. 31, 2008

INSURANCE SEGMENT
Short tail[a]	($13,419)	($1,749)	($1,009)	($7,423)	($1,896)	($12,077)
Long tail[b]	(12,654)	(17,862)	(16,233)	(18,160)	(1,847)	54,102)
Other[c]	(10,725)	(4,819)	—	—	—	4,819)

TOTAL INSURANCE	(36,798)	(24,430)	(17,242)	(25,583)	(3,743)	(70,998)

REINSURANCE SEGMENT
Short tail[a]	(4,594)	2,094	1,884	(10,316)	(31,880)	38,218)
Long tail[b]	3,955	(21,610)	3,140	1,187	(101)	17,384)
Other[c]	(2,237)	(2,455)	(3,175)	(23,896)	(3,517)	33,043)

TOTAL REINSURANCE	(2,876)	(21,971)	1,849	(33,025)	(35,498)	(88,645)

TOTAL COMPANY SUBTOTAL	(39,674)	(46,401)	(15,393)	(58,608)	(39,241)	(159,643)
DEPOSIT ACCOUNTING ADJUSTMENT [d]	(356)	(5,441)	3,051	(2,426)	1,713	3,103)

REPORTED TOTALS	($39,318)	($40,960)	($18,444)	($56,182)	($40,954)	($156,540)

[a]

Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance segment includes its property line of business. The Company’s short tail lines in its Reinsurance segment include property, catastrophe, marine, aerospace and surety.

[b]

Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance segment includes casualty.

[c]

The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment are agriculture, personal accident, and other.

[d]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

22

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance				Reinsurance				Total Company	Deposit Accounting Adjustment [a]	Reported Totals

	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total
AT MAR. 31, 2009
Case reserves	$40,545	$201,506	$104,680	$346,731	$434,687	$253,475	$6,650	$694,812	$1,041,543	($23,799)	$1,017,744
Total reserves	$81,451	$1,293,762	$201,590	$1,576,803	$725,015	$829,693	$74,874	$1,629,582	$3,206,385	($52,011)	$3,154,374

Case reserves / Total reserves	49.8%	15.6%	51.9%	22.0%	60.0%	30.6%	8.9%	42.6%	32.5%	45.8%	32.3%

IBNR / Total reserves	50.2%	84.4%	48.1%	78.0%	40.0%	69.4%	91.1%	57.4%	67.5%	54.2%	67.7%

AT DEC. 31, 2008
Case reserves	$59,346	$163,633	$250,278	$473,257	$463,494	$239,510	$6,534	$709,538	$1,182,795	($25,860)	$1,156,935
Total reserves	$96,775	$1,241,728	$320,354	$1,658,857	$740,812	$818,234	$74,772	$1,633,818	$3,292,675	($57,219)	$3,235,456

Case reserves / Total reserves	61.3%	13.2%	78.1%	28.5%	62.6%	29.3%	8.7%	43.4%	35.9%	45.2%	35.8%

IBNR / Total reserves	38.7%	86.8%	21.9%	71.5%	37.4%	70.7%	91.3%	56.6%	64.1%	54.8%	64.2%

AT SEPT. 30, 2008
Case reserves	$69,794	$137,169	$227,372	$434,335	$466,306	$249,167	$6,137	$721,610	$1,155,945	($25,860)	$1,130,085
Total reserves	$106,050	$1,194,845	$302,317	$1,603,212	$841,468	$840,556	$76,441	$1,758,465	$3,361,677	($57,219)	$3,304,458

Case reserves / Total reserves	65.8%	11.5%	75.2%	27.1%	55.4%	29.6%	8.0%	41.0%	34.4%	45.2%	34.2%

IBNR / Total reserves	34.2%	88.5%	24.8%	72.9%	44.6%	70.4%	92.0%	59.0%	65.6%	54.8%	65.8%

AT JUNE 30, 2008
Case reserves	$76,961	$100,219	$253,067	$430,247	$445,073	$257,920	$6,338	$709,331	$1,139,578	($41,900)	$1,097,678
Total reserves	$112,960	$1,129,238	$271,389	$1,513,587	$729,039	$839,848	$83,252	$1,652,139	$3,165,725	($85,451)	$3,080,274

Case reserves / Total reserves	68.1%	8.9%	93.2%	28.4%	61.0%	30.7%	7.6%	42.9%	36.0%	49.0%	35.6%

IBNR / Total reserves	31.9%	91.1%	6.8%	71.6%	39.0%	69.3%	92.4%	57.1%	64.0%	51.0%	64.4%

AT MAR. 31, 2008
Case reserves	$91,447	$75,515	$21,520	$188,482	$476,650	$245,327	$8,199	$730,176	$918,658	($51,541)	$867,117
Total reserves	$127,760	$1,050,603	$83,274	$1,261,637	$750,966	$837,407	$177,810	$1,766,183	$3,027,820	($99,393)	$2,928,427

Case reserves / Total reserves	71.6%	7.2%	25.8%	14.9%	63.5%	29.3%	4.6%	41.3%	30.3%	51.9%	29.6%

IBNR / Total reserves	28.4%	92.8%	74.2%	85.1%	36.5%	70.7%	95.4%	58.7%	69.7%	48.1%	70.4%

[a] For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

23

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

	QUARTER ENDED MAR. 31, 2009	YEARS ENDED DECEMBER 31,

		2008	2007	2006	2005

Income and Return on Equity:
Net income (loss) available (attributable) to common shareholders	$74,422	$83,121	$505,607	$482,626	($223,204)

Operating income (loss) available (attributable) to common shareholders	84,321	182,539	525,450	485,409	(211,041)

Shareholders’ equity [a]	2,053,540	2,007,283	2,312,259	2,097,874	1,672,543

Net income return on beginning equity	3.7%	3.6%	24.1%	28.9%	(12.0)%
Operating return on beginning equity	4.2%	7.9%	25.0%	29.0%	(11.3)%
Operating return on average equity	4.2%	8.5%	23.8%	25.7%	(11.9)%

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$34.34	$33.06	$35.05	$28.87	$23.17

Dividends paid per share	0.25	1.00	1.00	1.00	1.00

Change in diluted book value per common share	3.9%	(5.7)%	21.4%	24.6%	(17.0)%

Total return to common shareholders [b]	4.6%	(2.8)%	24.9%	28.9%	(13.4)%

[a] Excludes the $200 million liquidation value of the preferred shares.

[b] Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.

24

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION - TWO CLASS METHOD

Effective January 1, 2009, the Company adopted Emerging Issues Task Force Issue 03-6-1, “Participating Securities and the Two-Class Method” (“EITF 03-6-1”), which requires basic and diluted earnings per share to be calculated under the two-class method if there are participating shares. Participating securities include unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents. The Company’s unvested restricted shares issued under its stock compensation plans receive nonforfeitable cash dividends and thus are participating as defined by EITF 03-6-1.

The two-class method is an income allocation approach to the calculation of earnings per share. Net income available to common and participating shareholders has been allocated between common and participating shareholders based on their receipt of declared or paid dividends with the remaining amount allocated based on the common and participating shareholders proportional number of shares outstanding. The weighted average number of common and common equivalent shares outstanding excludes participating securities. Basic and Diluted earnings per share are calculated by dividing net income allocated to common shareholders by the weighted average number of common shares outstanding and weighted average common and common equivalent shares outstanding, respectively. Amounts for the period ended March 31, 2008 have been restated to reflect this change in accounting policy.

		QUARTERS ENDED MAR. 31,

		2009	2008

DILUTIVE SHARES OUTSTANDING:	Average market price per share	$26.02	$39.42
AS REPORTED	Basic weighted average common shares outstanding (1)	56,302	58,823

	Add: weighted avg. unvested restricted share units	30	34
	Weighted average exercise price per share	—	—
	Proceeds from unrecognized restricted share unit expense	$1,311	$3,699
	Less: restricted share units bought back via treasury method	(30)	(33)

	Add: weighted avg. dilutive warrants outstanding	4,650	7,023
	Weighted average exercise price per share	$14.62	$15.62
	Less: warrants bought back via treasury method	(2,613)	(2,783)

	Add: weighted avg. dilutive options outstanding	2,011	2,041
	Weighted average exercise price per share	$17.36	$17.96
	Proceeds from unrecognized option expense	$38	$59
	Less: options bought back via treasury method	(1,343)	(931)

	Weighted average dilutive shares outstanding	59,007	64,174

Notes:	(1) Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.

25

ENDURANCE SPECIALTY HOLDINGS LTD.
EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	Two-Class Method		Treasury Stock Method [b]

	QUARTERS ENDED MAR. 31,		QUARTERS ENDED MAR. 31,

	2009	2008	2009	2008

Net income	$78,297	$77,811	$78,297	$77,811
Less preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)

Net income available to common and participating common shareholders	$74,422	$73,936	$74,422	$73,936

Less amount allocated to participating common shareholders [a]	(1,385)	(1,304)	—	—

Net income allocated to common shareholders	$73,037	$72,632	$74,422	$73,936

Denominator:
Weighted average shares - basic
Outstanding	56,259	58,709	56,259	58,709
Vested restricted share units	43	114	43	114

	56,302	58,823	56,302	58,823

Share Equivalents
Variable delivery forward	—	—	—	—
Unvested restricted share untis	—	—	—	—
Unvested restricted shares	—	—	366	329
Warrants	2,037	4,241	2,037	4,241
Options	668	1,110	668	1,110

Weighted average shares - diluted	59,007	64,174	59,373	64,503

Basic earnings per common share	$1.30	$1.23	$1.32	$1.26

Diluted earnings per common share	$1.24	$1.13	$1.25	$1.15

[a] Represents earnings attributable to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities under EITF 03-6-1, “Participating securities and the Two-Class Method,” which was effective January 1, 2009. Prior period amounts have been restated when participating securities were deemed to be outstanding and reflected under the two-class method.

[b] The calculation of earnings per share under the treasury stock method, which is the method the Company utilized to compute earnings per share prior to its required adoption of EITF 03-6-1, is presented for informational purposes only.

26

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP
TWO-CLASS METHOD

	Two-Class Method		Treasury Stock Method [b]

	QUARTERS ENDED MAR. 31,		QUARTERS ENDED MAR. 31,

	2009	2008	2009	2008

Net income	$78,297	$77,811	$78,297	$77,811
Add (Less) after-tax items:
Net foreign exchange (gains) losses	(49)	(10)	(49)	(10)
Net realized losses on investments	9,948	11,726	9,948	11,726

Operating income before preferred dividends	$88,196	$89,527	$88,196	$89,527
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)

Operating income available to common and participating common shareholders	$84,321	$85,652	$84,321	$85,652
Less amount allocated to participating common shareholders [a]	(1,568)	(1,507)	—	—

Operating income allocated to common shareholders	$82,753	$84,145	$84,321	$85,652

Weighted average common shares outstanding
Basic	56,302	58,823	56,302	58,823
Dilutive	59,007	64,174	59,373	64,503

Basic per common share data
Net income allocated to common shareholders	$1.30	$1.23	$1.32	$1.26
Add (Less) after-tax items:
Net foreign exchange losses	—	—	—	—
Net realized losses on investments	0.17	0.20	0.18	0.20

Operating income allocated to common shareholders	$1.47	$1.43	$1.50	$1.46

Diluted per common share data
Net income allocated to common shareholders	$1.24	$1.13	$1.25	$1.15
Add (Less) after-tax items:
Net foreign exchange losses	—	—	—	—
Net realized losses on investments	0.16	0.18	0.17	0.18

Operating income allocated to common shareholders	$1.40	$1.31	$1.42	$1.33

[a] Represents earnings attributable to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities under EITF 03-6-1, “Participating securities and the Two-Class Method,” which was effective January 1, 2009. Prior period amounts have been restated when participating securities were deemed to be outstanding and reflected under the two-class method.

[b] The calculation of earnings per share under the treasury stock method, which is the method the Company utilized to compute earnings per share prior to its required adoption of EITF 03-6-1, is presented for informational purposes only.

27

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING

Market Price per Share

$20.00	$21.00	$22.00	$23.00	$24.00	$25.00	$26.00	$27.00	$28.00	$29.00	$30.00

58,865	59,091	59,296	59,483	59,654	59,813	59,958	60,094	60,219	60,336	60,444

28

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

		MAR. 31,		DEC. 31, 2008

		2009	2008

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$24.94	$36.60	$30.53
AS-IF CONVERTED [a]	Basic common shares outstanding [b]	56,301	58,709	56,128
	Add: unvested restricted shares and restricted share units	1,173	1,420	1,120
	Add: dilutive warrants outstanding	4,095	6,595	5,095
	Weighted average exercise price per share	$14.62	$15.62	$14.87
	Add: dilutive options outstanding	2,011	2,030	2,011
	Weighted average exercise price per share	$17.36	$17.96	$17.51

	Book Value [c]	$2,053,540	$2,338,174	$2,007,283
	Add: proceeds from converted warrants	59,869	103,010	75,763
	Add: proceeds from converted options	34,911	36,459	35,213

	Pro forma book value	$2,148,320	$2,477,643	$2,118,259
	Dilutive shares outstanding	63,580	68,754	64,354

	Basic book value per common share	$36.47	$39.83	$35.76
	Diluted book value per common share	$33.79	$36.04	$32.92

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$24.94	$36.60	$30.53
TREASURY STOCK METHOD	Basic common shares outstanding [b]	56,301	58,709	56,128
	Add: unvested restricted shares and restricted share units	1,196	1,420	1,120
	Add: dilutive warrants outstanding	4,095	6,595	5,095
	Weighted average exercise price per share	$14.62	$15.62	$14.87
	Less: warrants bought back via treasury method	(2,401)	(2,814)	(2,482)
	Add: dilutive options outstanding	2,011	2,030	2,011
	Weighted average exercise price per share	$17.36	$17.96	$17.51
	Less: options bought back via treasury method	(1,399)	(997)	(1,154)

	Dilutive shares outstanding	59,803	64,943	60,718

	Basic book value per common share	$36.47	$39.83	$35.76
	Diluted book value per common share	$34.34	$36.00	$33.06

[a]

The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]	Basic common shares includes vested restricted share units.

[c]	Excludes the $200 million liquidation value of the preferred shares.

29

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income (loss) is an internal performance measure used by the Company in the management of its operations. Operating  income (loss) represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income (loss) should not be viewed as a substitute for GAAP net income (loss). Please see page 27 for a reconciliation of operating income (loss) to net income (loss).

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 29 for a reconciliation of diluted book value per common share to basic book value per common share.

30